Exhibit 99-1

Certifications under Section 906 of the Sarbanes-Oxley Act of 2002 of
Central Maine Power Company

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER OF

CENTRAL MAINE POWER COMPANY

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Sara J. Burns, President of Central Maine Power Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Central Maine Power Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Central Maine Power Company.

    /s/Sara J. Burns
        Sara J. Burns
         President

Dated: May 8, 2003

A signed original of this written statement required by Section 906 has been provided to Central Maine Power Company and will be retained by Central Maine Power Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL FINANCIAL OFFICER OF

CENTRAL MAINE POWER COMPANY

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Curtis I. Call, Vice President, Controller & Treasurer of Central Maine Power Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Central Maine Power Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Central Maine Power Company.

    /s/Curtis I. Call
        Curtis I. Call
         Vice President, Controller
         & Treasurer

Dated: May 8, 2003

A signed original of this written statement required by Section 906 has been provided to Central Maine Power Company and will be retained by Central Maine Power Company and furnished to the Securities and Exchange Commission or its staff upon request.